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                                                                   EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Quarterly Report of Triple-S Management Corporation (the "Corporation") on Form 10-Q for the period ended March 31, 2003 as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Ramon M. Ruiz Comas, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Date:       May 13, 2003                    By:     /s/ Ramon Ruiz Comas
      ---------------------------               ------------------------------
                                                    Ramon M. Ruiz Comas
                                                    President and
                                                    Chief Executive Officer

A signed original of this written statement required under Section 906 has been provided to Triple-S Management Corporation and will be retained Triple-S Management Corporation and furnished to the Securities and Exchange Commission or its staff upon request.